UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 2004



                               UnionBancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





            Delaware                     0-28846                36-3145350
   ---------------------------         -----------          -------------------
   State or other jurisdiction         (Commission            (IRS Employer
        of Incorporation               File Number)         Identification No.)






                     321 West Main Street, Ottawa, IL 61350
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (815) 431-2720
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events and Regulation FD Disclosure.

                  On May 24, 2004, UnionBancorp, Inc. issued a news release to report the execution of a Purchase and Assumption Agreement for the sale of UnionBank's Quincy, Macomb, Paloma, Carthage and Rushville, Illinois branch offices. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits.
                           --------

                           Exhibit Number
                           --------------

                           99.1 Press Release, dated May 24, 2004 issued by UnionBancorp, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNIONBANCORP, INC.



Dated:  May 24, 2004                         /s/ DEWEY R. YAEGER
                                             -----------------------------------
                                             Dewey R. Yaeger
                                             President and Principal Executive
                                             Officer



Dated:  May 24, 2004                         /s/ KURT R. STEVENSON
                                             -----------------------------------
                                             Kurt R. Stevenson
                                             Senior Vice President and Principal
                                             Financial and Accounting Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number
--------------

     99.1         Press Release, dated May 24, 2004 issued by UnionBancorp, Inc.